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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


                                October 15, 2003
                Date of Report (Date of earliest reported event)


                                 COLMENA CORP..
             (Exact name of registrant as specified in its charter)


                                    Delaware
                  (State or other jurisdiction of incorporation


                                     0-27842
                            (Commission File Number)


                                   54-1778587
                        (IRS Employer Identification No.)


                  101 SW 11th Avenue; Boca Raton, Florida 33486
                    (Address of principal executive offices)
                                   (Zip code)

                                 (561) 392-6010
              (Registrant's telephone number, including area code)


                                (Not Applicable)
          (Former name or former address, if changed since last report)

                 CAVEAT PERTAINING TO FORWARD LOOKING STATEMENTS

     The Private Securities Litigation Reform Act of 1995 provides a "safe harbor" for forward-looking statements. Certain of the statements contained herein, which are not historical facts, are forward-looking statements with respect to events, the occurrence of which involve risks and uncertainties.
These forward-looking statements may be impacted, either positively or negatively, by various factors. Information concerning potential factors that could affect the Registrant is detailed from time to time in the Registrant's reports filed with the Commission. This report contains "forward looking statements" relating to the Registrant's current expectations and beliefs. These include statements concerning operations, performance, financial condition and anticipated growth. For this purpose, any statements contained in this 8-KSB that are not statements of historical fact are forward-looking statements. Without limiting the generality of the foregoing, words such as "may", "will", "expect", "believe", "anticipate", "intend", "could", "estimate", or "continue", or the negative or other variation thereof or comparable terminology are intended to identify forward- looking statements. These statements by their nature involve substantial risks and uncertainties which are beyond the Registrant's control. Should one or more of these risks or uncertainties materialize or should the Registrant's underlying assumptions prove incorrect, actual outcomes and results could differ materially from those indicated in the forward looking statements.


                       INFORMATION INCLUDED IN THE REPORT


ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE.

     On October 15, 2003, our Company signed a letter of intent with National ComTel Network Inc., a California corporation engaged in the business of providing telecommunications services to business and residential users (the "Letter" and "National ComTel," respectively). Pursuant to the terms of the Letter, our Company intends to acquire all of the securities of National ComTel in exchange for 51% of the outstanding common stock of our Company as of the date of closing. As a result of this proposed transaction, National ComTel would become a wholly owned subsidiary of our Company.

     At the end of 12 months following closing, if National ComTel achieves at least 90% of its profit projections for that time period, National ComTel will receive additional shares of common stock so as to give National ComTel 70% of our Company's outstanding common stock at that time.

     The proposed acquisition is subject to the condition precedent that all material executive officers and directors for National ComTel will enter into employment agreements with National TelCom on terms satisfactory to our Company.

     The parties hope to sign an acquisition agreement as soon as possible after November 15, 2003, with closing to take place as soon as practicable after December 31, 2003 (and as will be set forth in the acquisition agreement) following completion of the required independent audits of National ComTel's financial statements for the fiscal years ended September 30, 2003 and 2002.

     A copy of the Letter is attached as an exhibit hereto and is incorporated herein by reference.

     In addition, our Company recently issued 2,500,000 shares of common stock (par value $0.01 per share) pursuant to a private placement, at a price of $0.01 per share. The subscriber was The Edith Sugarman Family Trust, Lynn E. Sugarman, Trustee, 706 E. Borchard Avenue, Santa Ana, California 92707.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

Designation          Page
of Exhibit           Number
as Set Forth         or Source of
in Item 601 of       Incorporation
Regulation S-B       By Reference     Description

(10)     .52         4                Letter of Intent with National Telcom.com


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned authorized officer.


                                  Colmena Corp.

Dated: October 31, 2003
                                 /s/ Anthony Q. Joffe
                                Anthony Q. Joffe
                                    President

                                    Exhibits